SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001

                        COMMISSION FILE NUMBER: 000-31801



Nevada                        Universal Broadband                     33-0930198
(State or other               Communications, Inc.              (I.R.S. Employer
jurisdiction of            (Exact name of registrant         Identification No.)
incorporation or          as specified in its charter)
organization)


18200 Von Karman Avenue, 10th Floor, Irvine, CA                            92612
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 567-1880


                                   Beech Corp.
                     23 Corporate Plaza, Suite 180, Newport
                 Beach, CA 92663 (Former name or former address,
                          if changed since last report)





                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

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                              There are no Exhibits


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ITEM 5.      OTHER EVENTS.

     We have appointed Donald Baker to our Board of Directors, and he has accepted such appointment effective January 4, 2002. Mr. Baker is currently the president of The Baker Group, a management consulting firm which provides services to companies in our industry such as Gemini Consulting and Telcordia Technologies (formerly Bellcore). Prior to forming The Baker Group, Mr. Baker served as president of Ameritech Services. He was also a senior vice president of Bellcore and secretary of its Board of Directors. He has previously served as vice president of network services for Ohio Bell Telephone and was a director of network planning and a director of operations for American Telephone & Telegraph.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                     Universal Broadband Communications, Inc.
                                     A Nevada corporation


DATED:  December 28, 2001            By:  /s/ Mark Ellis
                                          --------------
                                          Mark Ellis, Chief Executive Officer
                                          and Chairman of the Board of Directors